Corporate Presentation February 2021 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that reflect Applied Genetic Technologies Corporation’s (“AGTC” or the “Company”) plans, estimates, assumptions and beliefs. Forward-looking statements include statements regarding AGTC’s proposed Phase 2/3 trial design for XLRP and the proposed Phase 1/2 expansion trial for XLRP, including the effectiveness of AGTC’s pre-selection methodology for pre-specifying loci, its anticipated timeline and potential to receive FDA approval to begin the XLRP pivotal trial, the timing for completing and reporting data in its XLRP and ACHM clinical programs, its ability to enroll patients for its clinical trials, the expected costs of its clinical programs and its planned manufacturing activities, business strategies and operations, regulatory progress, potential growth and market opportunities, and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: AGTC cannot predict when or if it will obtain regulatory approval to continue to progress its clinical trials, commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials and the regulatory review process; risks and uncertainties associated with drug development and commercialization; risks related to the COVID-19 outbreak that may delay clinical trial enrollment; gene therapy is still novel with only a few approved treatments so far; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent periodic reports filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's plans, estimates, assumptions and beliefs only as of the date of this presentation. Except as required by law, AGTC assumes no obligation to update or revise these forward-looking statements publicly, whether as a result of new information, new events or otherwise.

3

Advanced Technology Achieves Potential Best-in-Class Clinical Data

Leveraging technology expertise to build a compelling pipeline

Science

Differentiated With Demonstrated Capabilities

Broad pre-clinical data

Robust use of disease-specific animal modeling

Manufacturing

Unmatched Productivity, Scalability & Quality

10-fold reduction in process residuals and 10-fold increase in productivity

At commercial scale: 40 L ≥ 2000 ophthalmic doses

XLRP

Potential Best-in-Class Late-Stage Asset

Improvements in visual function sustained for at least six months

No product related SAEs across 100-fold dose range

Diversified Pipeline

High-Value Programs

1Q 21 ACHM data shows visual sensitivity improvements support continued clinical development

Diversified programs across ophthalmology, neurodegenerative and otology indications agtc

4

A Pipeline with Significant Clinical and Commercial Potential

	IND ENABLING	PHASE 1/2	PHASE 2/3	NEXT MILESTONE*	KEY CAPABILITY
OCULAR					
XLRP	RPGR (ORPHAN DRUG)			3-month data Skyline 4Q 21 6-month data Vista 3Q 22	
ACHM	CNGB3 (ORPHAN DRUG) CNGA3 (ORPHAN DRUG)			12-month Adult data both trials 2Q 21 3-month Pediatric data both trials 4Q 21	
Retinitis Pigmentosa	UNIQUE CHR & NEUROPROSTHETIC			Partnership with Bionic Sight; complete dosing	
Dry AMD	COMPLEMENT FACTOR H			IND filing	
Stargardts	ABCA4			IND filing	
NEURODEGENERATIVE					
FTD	PROGRANULIN			IND filing; partnering effort	
ALS	C9ORF72			Development candidate; partnering effort	
OTOLOGY					
Non-Syndromic Hearing Loss	GJB2			Partnership with Otonomy; IND filing	

*Anticipated milestones based on calendar year, not AGTC's fiscal year

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Leader in Commercial Customization and Production of Gene Therapies

AGTC Actively Optimizes Each Development Step We integrate vector biology, genetic engineering, manufacturing and patients’ unmet needs to develop transformative therapies with substantial clinical and commercial potential Capsid Diversity Promoter Gene Cassette Manufacturing Targeted capsid for each cell type Clinical Development Patient focus enhances outcomes Optimized expression in target cells Expression of high-fidelity gene products Unmatched productivity and quality

Capsid: Selection by Screening in Non-Human Primates Expertise in appropriate capsid screening improves targeted expression Enhanced transduction of photoreceptors in non-human primates following subretinal injection of AAV-TYF AGTC Capsid AAV-TYF AAV-TYF Optimal neuronal tropism evaluated in non-human primates following intrathecal injection of various capsids Tissue Site 1 2 3 4 5 6 7 8 9 10 11 12 Spinal Cord, Cervical Tracts, Dorsal - 3 2 - - - - - - - - - Spinal Cord, Thoracic Tracts, Dorsal 2 5 2 - - - - - - - - - Spinal Cord, Lumbar Tracts, Dorsal 3 5 3 - - - - 2 2 2 - - Spinal Cord, Treatment Site Tracts, Dorsal 4 5 3 2 - - - - 2 2 - - Spinal Cord, Lumbosacral Tracts, Dorsal - 4 3 - 1 - - 1 2 - - - Vector 1 Vector 2 Vector 3 Vector 4 Rh10 Relative GFP Expression Inflammatory Score per Eye

Promoter: Optimization Improves Cell-Specific Expression Subretinal - NHP AAV-PR1.7-hGFP Subretinal - NHP AAV-CSP-hGFP SELECTED REJECTED AAV-GRK1-hGFP Subretinal - NHP AAV-IRBP-hGFP Subretinal - NHP PHOTORECEPTOR-SPECIFIC CONE-SPECIFIC

Gene Cassette: Modified to Enhance Expression & Stability DNA sequence optimized to enhance stability and express full-length protein Reduced size without loss of biological activity Split into two parts that recombine to retain biological activity Dual Vectors Truncation Codon Optimization

Manufacturing: Exceptional Productivity & Scalability Our manufacturing was developed with flexibility & scalability in mind Same cell line used for any/all programs Dozens of stable HSV constructs are available Planning today reduces our future costs and execution risks Exceptional productivity – at commercial scale for ophthalmology Planning for potential manufacturing facility build-out COMPARED TO TRANSFECTION 60x 50x 40x 30x 20x 10x Commercial Phase 1/2 Pre-clinical Upstream scale (L) 40 25 25 Vials > 2,000 > 230 58 Volumetric productivity (vg/L) 5 × 1014 4 × 1013 1 × 1013 Process Improvement Comparison AAV Volumetric Productivity

Rigorous Characterization Supports Late-Stage Development and Commercialization Integrated manufacturing & analytics platform Over 20 assays qualified/validated to late Phase requirements No changes to final characterization plan for XLRP recommended in FDA letter Exceptional quality and safety Dramatic reduction in process residuals to below detection level in many cases Sedimentation Coefficient & Peak Area COMMERCIAL VS EARLY PHASE Process Residuals Reduction DNA PROTEIN -40x -30x -20x -10x 0 90% OF VECTORS CONTAIN GENE CASSETTE

Lead Clinical Product Candidates for XLRP and ACHM

X-Linked Retinitis Pigmentosa (XLRP) Missing protein results in degeneration of rods and cones ~20,000 patients in US and EU No current treatments Early night blindness, progressive constriction of visual fields Legally blind by age 45 IMPACT OVERVIEW Blindness is devastating - it robs you of so many things. Number one is your freedom. It robs you of your independence.”

Putting the Pieces Together: AGTC’s Robust Design for XLRP CAPSID PROMOTER CODON OPTIMIZED GENE GRK1-GFP IRBP-GFP

Strong XLRP Competitive Positioning Six dose groups over a 100-fold range in concentration Meaningful improvements in visual function sustained over time Favorable safety profile No product related SAEs No secondary inflammation Earlier groups now 12-24 months past enrollment date with continued safety Well-designed vector construct AGTC BIIB MGTX Patients dosed 28 18 10 BCVA + - unknown Sensitivity ++ + + Safety ++ secondary inflammation secondary inflammation Construct (expression) ++ - - Construct (stability) + + - Competitive Comparison* *No head-to-head comparisons have been conducted; comparison based on different clinical trials with different times and protocols

XLRP: Mean Change in MAIA Microperimetry at Month 12 4 responders of 8 evaluable patients in Groups 2 & 4: Improvements durable through 12 months One patient included that was a responder at Month 6, but not a responder at Month 12 Mean change from baseline within the treated bleb area based on our original proposed responder definition. Error bars represent patient to patient variability rather than true standard deviation. = standard deviation Treated Untreated Baseline Month 1 Month 2 Month 3 Month 6 Month 12 Change from Baseline Mean Sensitivity (dB)

XLRP: Pointwise Analysis of MAIA Microperimetry Examples of patients with ≥7 dB at ≥5 loci Group 4 Patient 4 Group 5 Patient 12 Group 6 Patient 20 TREATED UNTREATED MONTH 12 MONTH 6 MONTH 6 GAIN ≥ 7.0 dB LOSS ≥ 7.0 dB CHANGE ≤ 7.0 dB

Dose Group C36 Change >7dB @ >5 Loci at Month 12 C36 Change >7dB @ >5 Loci at Month 6 Number of Responders Under Pointwise Analysis 21 Non-Responder 0/1 4 Non-Responder 2/7 Responder Non-Responder Non-Responder Responder Non-Responder** Non-Responder 5 Non-Responder 3/7 Responder Responder Non-Responder** Non-Responder Non-Responder Responder 6 Non-Responder** 2/4 Non-Responder** Responder Responder XLRP: Pointwise Analysis of Microperimetry Using the 7/5 Criteria All 19 Evaluable Centrally-Dosed Patients 1 There is an additional Group 2 patient with no microperimetry data available **Three patients do not meet Skyline/Vista inclusion criteria; so responders are 5/8 or 62% Additional patient does not meet strict 7/5 criteria but treated eye is statistically better than untreated eye **One patient does not meet Skyline/Vista inclusion criteria; so responders are 2/7 or 28% Additional two patients do not meet strict 7/5 criteria but treated eye is statistically better than untreated eye

XLRP: Loci Pre-Specification Methodology Our Phase 1/2 Expansion Skyline trial and Phase 2/3 Vista trial will incorporate an analysis of pre-specified loci as the primary endpoint, in addition to other microperimetry assessments Multiple efforts to enhance pre-specification of loci guided by baseline characteristics and likelihood of response to treatment Statistical regression model; Classification tree; Neural network algorithms Results Together with an artificial intelligence specialty vendor developed algorithm that pre-specifies loci most likely to improve as mathematically analyzed by the vendor through use of the Phase 1/2 data set Allows for customized, patient by patient selection of loci prior to treatment based on two pre-treatment test points

Change from Baseline Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 XLRP: BCVA – 20 Patients at Month 6 TREATED EYE BCVA (ETDRS letter score) UNTREATED EYE BCVA (ETDRS letter score) Supportive evidence of improved visual acuity across all centrally-dosed groups

XLRP: BCVA – 9 Patients at Month 12 TREATED EYE BCVA (ETDRS letter score) UNTREATED EYE BCVA (ETDRS letter score) Supportive evidence of improved visual acuity maintained one year following treatment * Includes Group 2 patient that does not have microperimetry data

Vista Clinical Trial **Ora Visual Navigation Challenge (Ora-VNC™) Two masked treatment arms and separate untreated control arm Pre-specified loci analysis will be incorporated as the primary endpoint in addition to other microperimetry assessments BCVA to continue as supportive secondary endpoint Ora-VNC™ mobility maze as additional supportive endpoint** Use of validated PRO survey * Sub-retinal treatment Phase 2/3 Trial Design

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Skyline Clinical Trial

Phase 1/2 Expansion. First path to verify correlation of visual sensitivity changes to mobility maze outcomes and to maintain patient & site engagement


M1
M3
M6
M9
M12
Amended Phase 1/2
1
*
Group 2 (N=6)
2
*
Group 5 (N=6)
3M I/A
12M Endpoint
*
Contralateral eye dosing
Screening & Randomization
Informal Masked Analysis at M3

* Sub-retinal treatment

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XLRP Summary: Superior Expertise Leading to Potential Best-in-Class Clinical Data

1 Expertise led to clinical success to date

- Optimized product design, breadth of pre-clinical data supported
  - Well tolerated safety profile allowing higher dosing
  - Sustained and robust improvements in visual function
- Patient focus generated creative clinical solutions, including continued data collection during pandemic

2 Improved manufacturing process

- No further process development or scale-up required to support commercial launch
- Improved purification process supports clinical safety profile with low inflammation

3 Intermediate analysis points create opportunities for future acceleration

- **2021:**
  - **2Q: 12-month data for Phase 1/2 dose groups 5 and 6**
  - **4Q: 3-month data for Skyline Trial** (first opportunity to review Maze data)
- **2022:**
  - **3Q: 6-month data for Vista Trial**
  - **3Q: 12-month data for Skyline Trial**

agtc

Achromatopsia (ACHM) AGTC focused on A3 and B3 gene mutations, which account for at least 70% of ACHM Severely impaired vision and day blindness due to loss of cone photoreceptor function ~27,000 patients in US and EU affected No current treatments Extremely poor vision, legally blind Extreme light sensitivity (day blind) Complete loss of color discrimination IMPACT OVERVIEW The bright light makes it really hard for him, so he tends to freeze up and doesn't want to walk anywhere because he's afraid he might injure himself.  He gets more cautious in new or bright environments."

ACHM: Encouraging Early Data Support Continued Clinical Development Product well-tolerated Supported across both ACHM and XLRP trials with same capsid Dose escalation across 80-fold range Preliminary signs of biologic activity Disease affects visual cortex pathway Need to: Follow patients for longer time periods Follow patients dosed at higher doses Enroll pediatric patients New static perimetry data Improved visual sensitivity exceeding test repeatability at last visit: B3: 7/16, A3: 3/16. In both cases at higher doses Supported in some cases by mfERG and patient reports Further analysis ongoing and planned release of 12-month adult data in 2Q of 2021 Robust body of pre-clinical data, favorable safety profile and preliminary evidence of biological activity in both trials builds confidence in product potential

ACHM B3: Case Example Patient #1 Visual Sensitivity and ERG Improvements Age Dose Group Study Eye Baseline VA Baseline Sensitivity 53 5 OD OD: 43 OS: 43 Treated: 4.7 dB Untreated: 5.9 dB Mean Sensitivity Change (dB) mfERG Change* Sensitivity Change Heatmap (dB) Baseline Month 12 ROI = region of interest, within bleb or mirror region in untreated eye 20 = central 20 degrees Static Full Field Perimetry Baseline Month 12 *mfERG, or multi-focal electroretinography, a measure of electrical signaling in the retina, is not affected by patient bias Mean Sensitivity (dB) Time (months) Static Full Field Perimetry

UNTREATED TREATED ACHM B3: Case Example Patient #1 Visual Sensitivity Change Maintained Over Time Month 12 Month 9 Month 3 Baseline Static Full Field Perimetry

ACHM B3: Case Example Patient #2 Visual Sensitivity Improvements Age Dose Group Study Eye Baseline VA Baseline Sensitivity 17 5a OD OD: 46 OS: 50 Treated: 6.3 dB Untreated: 6.6 dB ROI = region of interest, within bleb 20 = central 20 degrees Mean Sensitivity Change (dB) Sensitivity Change (dB) Static Full Field Perimetry Baseline Month 3 Mean Sensitivity (dB) Time (months) Static Full Field Perimetry “ I can see details outside that I couldn’t see before - I can see bikes when I cross the street. I can see them without wearing tinted contacts and dark ski goggles.”

ACHM A3: Case Example Patient #3 Visual Sensitivity Improvements Age Dose Group Study Eye Baseline VA Baseline Sensitivity 16 3a OS OD: 40 OS: 38 Untreated: 5.0 dB Treated: 8.6 dB Mean Sensitivity Change (dB) Sensitivity Change (dB) ROI = region of interest, within bleb 20 = central 20 degrees Static Full Field Perimetry Baseline Month 9 Mean Sensitivity (dB) Time (months) Static Full Field Perimetry

AGTC’s Achromatopsia Study is the First To Report Visual Sensitivity Improvement Following Treatment Further in-depth patient by patient analysis provides clarity on path forward Focus on static perimetry endpoint as early sign of product activity resulting in cone reactivation New data to be collected Reduced age range to focus on younger pediatric patients fMRI imaging to directly measure changes in neural pathways Novel color brightness test to better quantify reported changes in color perception

ACHM: Next Steps Planning for Success – Developing Submission for Type C Meeting with FDA for Initial Late-Stage Protocol Development Dose Pediatric Patients Incorporates updated testing: color brightness test and fMRI Could be impacted by COVID delays Adult Patient 12-Month Data 2Q 2021 for all adult patients Pediatric Patient 3-Month Data 4Q 2021 for all pediatric patients

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Retinitis Pigmentosa: Using Next Generation Optogenetics Technology with Potential to Restore Vision for End-Stage Patients

OVERVIEW

- Partnership with Bionic Sight to combine AGTC gene therapy expertise with a unique retinal coding algorithm
- **Phase 1/2 trial in progress; enrollment advancing to higher dose groups**
- Innovative and exciting technology - device performs the same processing as the normal retina, sending signals to the brain that are critical to forming normal visual perceptions
- No current impact on cash runway; option to pick up program when Phase 1/2 data is available - equity interest in Bionic Sight

IMPACT

- Potential to provide clinical benefit to a very large population of patients who have lost photoreceptor function - regardless of cause

Bionic Sight Retinal Coding Algorithm


Light
Non-invasive Encoder
(Transducer) Photoresponsive ganglion cells
Image code sent to the brain


Blind
Current Prosthetic
Bionic Sight
Normal Vision
No Image

agtc

Pre-Clinical Pipeline

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Exciting Pre-Clinical Pipeline

Advancing multiple important pipeline candidates in ophthalmology, otology and central nervous system disorders

	IND ENABLING	NEXT MILESTONE*	COMPETITIVE ADVANTAGE
OCULAR			
Dry AMD	COMPLEMENT FACTOR H	IND filing	Unique gene cassette design
Stargardts	ABCA4	IND filing; plan to partner	Unique gene cassette design
NEURODEGENERATIVE			
FTD	PROGRANULIN	IND filing; plan to partner	Novel capsid and promoter targeting
ALS	C9ORF72	Development candidate; plan to partner	Novel trivalent gene cassette
OTOLOGY			
Non-Syndromic Hearing Loss	GJB2	Partnership with Otonomy; IND filing	Novel capsid & optimize delivery

Manageable short-term capital investment for potential long-term significant value creation agtc

Summary

37

A Pipeline with Significant Clinical and Commercial Potential

	IND ENABLING	PHASE 1/2	PHASE 2/3	NEXT MILESTONE*	KEY CAPABILITY
OCULAR					
XLRP	RPGR (ORPHAN DRUG) →	→	→	3-month data Skyline 4Q 21 6-month data Vista 3Q 22	
ACHM	CNGB3 (ORPHAN DRUG) →	→		12-month Adult data both trials 2Q 21 3-month Pediatric data both trials 4Q 21	
	CNGA3 (ORPHAN DRUG) →	→			
Retinitis Pigmentosa	UNIQUE CHR & NEUROPROSTHETIC →	→		Partnership with Bionic Sight; complete dosing	
Dry AMD	COMPLEMENT FACTOR H			IND filing	
Stargardts	ABCA4			IND filing	
NEURODEGENERATIVE					
FTD	PROGRANULIN			IND filing; partnering effort	
ALS	C9ORF72			Development candidate; partnering effort	
OTOLOGY					
Non-Syndromic Hearing Loss	GJB2			Partnership with Otonomy; IND filing	

*Anticipated milestones based on calendar year, not AGTC's fiscal year agtc

Corporate Presentation February 2021